Exhibit 10.2

SECURITIES ACCOUNT CONTROL AGREEMENT

among

ABPCIC FUNDING VI LLC,

as Debtor

AB PRIVATE CREDIT INVESTORS LLC,

as Collateral Manager

and

NATWEST MARKETS PLC,

as Lead Lender

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent

U.S. BANK NATIONAL ASSOCIATION,

as Securities Intermediary

Dated as of March 21, 2025

SECURITIES ACCOUNT CONTROL AGREEMENT

THIS SECURITIES ACCOUNT CONTROL AGREEMENT (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”) dated as of March 21, 2025 among ABPCIC FUNDING VI LLC, a Delaware limited liability company, as borrower under the Facility Agreement (as hereinafter defined) (the “Debtor”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as collateral agent under the Facility Agreement (in such capacity, the “Collateral Agent”), NATWEST MARKETS PLC, as lead lender under the Facility Agreement (in such capacity, the “Lead Lender”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as securities intermediary hereunder (in such capacity, the “Securities Intermediary”), and AB PRIVATE CREDIT INVESTORS LLC, a Delaware limited liability company, as collateral manager under the Facility Agreement, acting on behalf of the Debtor (the “Collateral Manager”). Capitalized terms used but not defined herein shall have the meaning assigned to them in that certain Facility Agreement, dated as of March 21, 2025 (as amended, modified, supplemented or restated from time to time, the “Facility Agreement”), by and among the Debtor, as borrower, the Collateral Manager, each of the Lenders from time to time party thereto, the Lead Lender, Alter Domus (US) LLC, a Delaware limited liability company, as the loan agent, the Collateral Agent and U.S. Bank National Association as document custodian. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Securities Accounts.

(a) Pursuant to Sections 6.4(f). 6.4(g) and 6.4(h) of the Facility Agreement, the Debtor and the Collateral Manager have directed the Collateral Agent to establish, and the Collateral Agent has established, each of the accounts listed on Schedule I (such accounts each of which are intended to be a “securities account” as defined in Section 8-501 of the UCC and any successor accounts, the “Securities Accounts”), each to be maintained by the Collateral Agent as the Securities Intermediary in the name of ABPCIC Funding VI LLC, subject to the lien of the Collateral Agent, for the benefit of the Secured Parties. The Collateral Agent shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC in respect of all financial assets (used herein as defined in Section 8-102(a)(9) of the UCC) credited to any Securities Account. The Securities Intermediary’s services hereunder shall be conducted through its corporate trust services division (including, as applicable, any agents or affiliates utilized thereby).

(b) The Securities Intermediary hereby confirms and agrees that:

(i) it shall not change the name or account number of any of the Securities Accounts or add any additional accounts or subaccounts as Securities Accounts hereunder without the prior written consent of the Collateral Agent (acting at the direction of the Lead Lender);

(ii) all securities or other property (such securities or other property being sometimes called “Subject Financial Assets”) underlying any financial assets (as hereinafter defined) credited to the Securities Accounts shall be registered in the name of the Securities Intermediary or if Subject Financial Assets are registered in the name of the Debtor or the Collateral Agent, Subject Financial Assets shall be Indorsed to the Securities Intermediary or in blank and in no case will any Subject Financial Assets credited to any Securities Account be registered in the name of the Debtor or the Collateral Agent, payable to the order of the Debtor or the Collateral Agent or specially Indorsed to the Debtor or the Collateral Agent, except to the extent the foregoing Subject Financial Assets have been specially Indorsed to the Securities Intermediary or in blank;

(iii) all property (including Permitted Investments) delivered to the Securities Intermediary pursuant to the Facility Agreement will be promptly credited to the appropriate Securities Account as required by the Facility Agreement;

(iv) each Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat each of the Debtor and the Collateral Manager as entitled to exercise the rights that comprise any financial asset credited to each such account;

(v) the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning any financial assets credited to the Securities Accounts and copies of monthly statements concerning the Securities Accounts to the Collateral Manager (on behalf of the Debtor), the Collateral Agent and the Lead Lender at the address for each set forth in Section 9 of this Agreement; and

(vi) notwithstanding the intent of the parties hereto and of the parties to the Facility Agreement, to the extent that any Account shall be determined to constitute a “deposit account” within the meaning of Section 9- 102(a)(29) of the UCC, the Securities Intermediary (A) shall treat the Debtor as the Security Intermediary’s sole “customer” (within the meaning of Section 9-104 of the UCC) with respect to such deposit account, and (B) shall comply with instructions from the Debtor or from the Collateral Manager, which may, in each case, be in the form of standing instructions, without any consent by the Collateral Agent or any other Person; provided that, notwithstanding the foregoing, at such time as the Securities Intermediary receives a Notice of Exclusive Control (as defined in Section 3(c)), the Securities Intermediary shall take direction and instruction with respect to such Account solely from the Collateral Agent (acting at the direction of the Lead Lender).

Section 2. Financial Assets Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, instrument, security or cash) credited to any Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC; provided, however, that the Securities Intermediary shall not be required to treat as a financial asset any asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively “Loan

Assets”) may be acquired and delivered by the Debtor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in Section 8-102(a)(15) of the UCC) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile copy of an assignment agreement (a “Loan Assignment Agreement”) in favor of the Debtor as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Debtor and (c) any duty on the part of the Securities Intermediary with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Loan Assignment Agreement that may be delivered to it; provided that the Securities Intermediary or the Document Custodian shall hold such Loan Assets as required by Section 8.2 of the Credit Agreement. It is acknowledged and agreed that the Securities Intermediary is not under a duty to examine underlying credit agreements or loan documents to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof), or for the Debtor’s title to any related Loan Asset.

Section 3. Entitlement Orders.

(a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) (“Entitlement Orders”) originated by the Debtor or by the Collateral Manager without further consent by the Collateral Agent.

(b) If at any time the Securities Intermediary shall receive any Entitlement Order from the Collateral Agent (acting at the direction of the Lead Lender) directing transfer or redemption of any financial asset in any Securities Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Debtor, the Collateral Manager or any other Person. Without limiting the foregoing, the parties hereto agree that the Securities Intermediary will comply with the following with respect to any Entitlement Order: (i) until its receipt of a Notice of Exclusive Control (as defined in Section 3(c)), with respect to the financial assets in the Securities Accounts and without further consent of any other party, the investment of cash received into the Securities Accounts may be invested in Permitted Investments selected by the Debtor or by the Collateral Manager; and (ii) from and after its receipt of Notice of Exclusive Control (as defined in Section 3(c)), with respect to the financial assets in the Securities Accounts and without further consent of any other party, the investment of cash received into the Securities Accounts may be invested in Permitted Investments selected by the Collateral Agent (acting at the direction of the Lead Lender).

(c) If the Collateral Agent (acting at the direction of the Lead Lender) notifies the Securities Intermediary in writing that the Collateral Agent (acting at the direction of the Lead Lender) will exercise exclusive control substantially in the form of Exhibit A hereto over the Securities Accounts (a “Notice of Exclusive Control”), the Securities Intermediary, upon receipt of such notice, will comply with all Entitlement Orders and other directions it receives from the Collateral Agent (acting at the direction of the Lead Lender) directing the Securities Intermediary to transfer or redeem any property in any Securities Account without further consent by the Debtor, the Collateral Manager or any other Person and will cease complying with Entitlement Orders or other directions concerning the Securities Accounts originated by the Debtor, the Collateral Manager or any other Person. Notwithstanding the foregoing the Lead Lender agrees that it will direct the Collateral Agent to exercise any Notice of Exclusive Control only pursuant to the terms of the Facility Agreement.

(d) In the event the Securities Intermediary receives instructions from the Debtor to effect a securities transaction as contemplated in 12 CFR 12.1, the Debtor acknowledges that upon its written request and at no additional cost, it has the right to receive the notification from the Securities Intermediary after the completion of such transaction as contemplated in 12 CFR 12.4(a) or (b). The Debtor agrees that, absent specific request, such notifications shall not be provided by the Securities Intermediary hereunder, and in lieu of such notifications, the Collateral Agent shall make available the reports and account statements in the manner required by the Facility Agreement.

(e) Notwithstanding anything herein or any other Transaction Document to the contrary, the Collateral Manager shall have no authority to hold (directly or indirectly), or otherwise take possession of, any funds or securities in any Securities Account. Without limiting the foregoing, the Collateral Manager shall have no authority to (i) sign checks on the Borrower’s behalf, (ii) deduct fees from any Securities Account, (iii) withdraw funds or securities from any Securities Account, or (iv) give the Securities Intermediary any “entitlement orders” or any other instruction relating to the Securities Accounts for any purpose other than pursuant to transactions authorized by the Facility Agreement or the other Transaction Documents. Nothing in this Section 3(e) shall prohibit the Collateral Manager from issuing instructions to the Collateral Agent or Securities Intermediary to effect or to settle any bills of sale, assignments, agreements, investment instructions and other instruments in connection with any acquisition, sale or other disposition of any Collateral of the Borrower as permitted by the Facility Agreement or the other Transaction Documents.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any of the Securities Accounts or any financial assets, funds, cash, security entitlement or other property credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinated to the security interest of the Collateral Agent. Notwithstanding the preceding sentence, the financial assets and other items credited to any of the Securities Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of each Securities Account, and (ii) the face amount of any checks and reversals or cancellations of payment orders and other electronic fund transfers that have been credited to any Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. Both this Agreement and the Securities Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Securities Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York. To the extent that any Securities Account (into which cash is credited as set forth herein) is re-characterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304(b) of the UCC). The parties further agree that the law applicable to all the issues in Article 2(1) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”) shall be the law of the State of New York and the Facility Agreement and this Agreement shall collectively constitute the “Account Agreement” as such term is used and defined in, and for all purposes under, the Hague Securities Convention.

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of the Facility Agreement shall prevail.

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c) The Securities Intermediary hereby confirms and agrees that:

(i) Except for this Agreement, it has not entered into any other agreement with respect to the Securities Accounts;

(ii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Securities Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such other Person; and

(iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 3 hereof.

Section 7. Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Accounts, the Securities Intermediary does not know of any claim to, or interest in, any Securities Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset credited thereto, the Securities Intermediary will promptly notify the Collateral Agent, the Collateral Manager, the Lead Lender and Debtor thereof.

Section 8. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Lead Lender and the Securities Intermediary and by sending written notice of such assignment to the Debtor and to the Collateral Manager. In the event that the Collateral Agent is replaced as Collateral Agent under the Facility Agreement, any entity that succeeds to such role shall be entitled to the benefits of this Agreement. Any Person (i) into which the Securities Intermediary may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Securities Intermediary shall be a party, or (iii) that may succeed to the properties and assets of the Securities Intermediary substantially as a whole, or that may succeed to substantially all of the corporate trust business of the Securities Intermediary, shall be the successor to the Securities Intermediary under this Agreement without further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing (including communication by e-mail and facsimile copy) and mailed, e-mailed, faxed, transmitted or delivered, as to each party hereto at the address set forth below. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by e-mail, when verbal or electronic communication of receipt is obtained, or (c) notice by facsimile copy, when verbal communication of receipt is obtained.

Debtor:	ABPCIC Funding VI LLC
c/o AllianceBernstein
1345 Avenue of the Americas
New York, New York 10105
Attention: Wesley Raper
Phone: (512) 721-2925

Collateral	AB Private Credit Investors LLC
Manager:	1345 Avenue of the Americas
New York, New York 10105
Attention: Howard Sprau
Phone: (212) 823-3135
Email: abloannotices@alliancebernstein.com

Lead	NatWest Markets Plc
Lender:	c/o NatWest Markets Plc
250 Bishopsgate
London EC2M 4AA
Email: privatefinancingsecuritisedproductscorporates@natwestmarkets.com; and secsupportconduit@natwestmarkets.com
Attention: CLO Structuring Desk

Collateral	U.S. Bank Trust Company, National Association
Agent:	214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202-1078
Attention: Erica C Ross
Email: AB.RMs@usbank.com; erica.ross@usbank.com

Securities	U.S. Bank National Association
Intermediary:	214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202-1078
Attention: Erica C Ross
Email: AB.RMs@usbank.com; erica.ross@usbank.com

Any party may change its address for notices in the manner set forth above.

Section 10. Termination. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in the Securities Accounts have been terminated pursuant to the terms of the Facility Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide a written notice of termination in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Debtor or of the Collateral Manager on or after the termination of the Collateral Agent’s security interest in the Securities Accounts pursuant to the terms of the Facility Agreement. The termination of this Agreement shall not terminate any Securities Account or alter the obligations of the Securities Intermediary to the Debtor or to the Collateral Manager pursuant to any other agreement with respect to any Securities Account.

Section 11. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Accounts have been established as set forth in Section 1 of this Agreement and will be maintained in the manner set forth herein until the termination of this Agreement;

(b) This Agreement is the legal, valid and binding obligation of the Securities Intermediary;

(c) The Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102(a) of the UCC and, to the extent any Securities Account is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), a “bank” (within the meaning of Section 9-102(a)(8) of the UCC); and

(d) The Securities Intermediary has an office located in the United States of America that is not a temporary office that engages in the business or other regular activity of maintaining securities accounts and meets the description set forth in the second sentence of Article 4(1) of the Hague Securities Convention.

Section 12. Indemnification of Securities Intermediary. The Debtor, the Collateral Manager, the Lead Lender and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor, the Collateral Manager, the Lead Lender and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s gross negligence or willful misconduct and (b) the Debtor and its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any loss, liability or expense (including, without limitation, attorney’s fees and expenses) incurred without gross negligence or willful misconduct on the part of the Securities Intermediary or its officers, directors or agents arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Securities Accounts, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, until the termination of this Agreement. Notwithstanding any other provision of this Agreement, in no event shall the Securities Intermediary be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Securities Intermediary has been advised of such loss or damage and regardless of the form of action. If the Debtor has made any indemnity payment pursuant to this Section 12 and such payment has fully indemnified the recipient thereof and the recipient thereafter collects any payment from others in respect of such indemnified amounts, then the recipient will repay to the Debtor an amount equal to such amount it has collected from others in respect of such indemnified amounts. The indemnities in this Section 12 shall survive the termination of this Agreement.

For the avoidance of doubt, the Collateral Agent shall have all the rights, protections, immunities and indemnities provided to the Collateral Agent under the Facility Agreement when taking any actions hereunder. In addition to the rights set forth herein, the Securities Intermediary shall be entitled to all the rights, protections, immunities and indemnities provided to the Collateral Agent under the Facility Agreement when taking any actions hereunder; provided, however, that the foregoing shall not be construed to impose upon the Securities Intermediary, in any of its capacities, any of the duties or standards of care of the Collateral Agent.

Section 13. Limited Recourse and No Petition. The parties hereto acknowledge that the payment of all amounts (if any) pursuant to this Agreement shall be due and payable only from and to the extent of the Collateral in accordance with the priorities set forth in the Facility Agreement and only to the extent funds are available for payments in accordance with such priorities. The parties hereto other than the Debtor further agree that they will not have any recourse against the Debtor or its partners, shareholders, directors, members, managers, officers, employees and agents for any such amounts. Each of the Collateral Agent, the Collateral Manager, the Lead Lender and the Securities Intermediary hereby agrees that it will not institute against, or join any other Person in instituting against, the Debtor any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the Termination Date. The provisions of this Section 13 shall survive the termination of this Agreement.

Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal

Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 15. Amendment or Modifications. The parties hereto may amend or modify this Agreement from time to time in accordance with the terms hereof.

Section 16. Taxes. For the avoidance of doubt, the Securities Accounts (including income, if any, earned on the investments of funds in such account) will be owned by the Borrower, for federal income tax purposes. Such Borrower is required to provide to the Securities Intermediary (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the Closing Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by Applicable Law or upon the reasonable request of the Securities Intermediary as may be necessary (i) to reduce or eliminate the imposition of U.S. withholding taxes and (ii) to permit the Securities Intermediary to fulfill its tax reporting obligations under Applicable Law with respect to the Accounts or any amounts paid to the Borrower. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, the Borrower shall timely provide to the Securities Intermediary accurately updated and complete versions of such IRS forms or other documentation. The Securities Intermediary shall have no liability to the Borrower or any other person in connection with any tax withholding amounts paid or withheld from the Accounts pursuant to Applicable Law arising from the Borrower’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Accounts absent the Securities Intermediary having first received (i) the requisite written investment direction with respect to the investment of such funds, and (ii) the IRS forms and other documentation required by this paragraph.

Section 17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

ABPCIC FUNDING VI LLC

By: AB Private Credit Investors Corporation, its designated manager

By:	/s/ Christopher Terry
Name: Christopher Terry
Title: Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

ABPCIC Funding VI LLC

Securities Account Control Agreement

COLLATERAL MANAGER:

AB PRIVATE CREDIT INVESTORS LLC

By	/s/ Christopher Terry
Name: Christopher Terry
Title: Managing Director

[SIGNATURES CONTINUE ON NEXT PAGE]

ABPCIC Funding VI LLC

Securities Account Control Agreement

SECURITIES INTERMEDIARY:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President

COLLATERAL AGENT:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

ABPCIC Funding VI LLC

Securities Account Control Agreement

LEAD LENDER:

NATWEST MARKETS PLC

By:	/s/ Amit Malhotra
Name: Amit Malhotra
Title: Authorized Signatory

ABPCIC Funding VI LLC

Securities Account Control Agreement

Exhibit A

[Form of Notice of Exclusive Control]

[Letterhead of U.S. Bank Trust Company, National Association]

NOTICE OF EXCLUSIVE CONTROL

[Date]

U.S. Bank National Association, as Securities Intermediary

214 North Tryon Street, 26th Floor

Charlotte, North Carolina 28202-1078

Attention: Erica C Ross

Email: AB.RMs@usbank.com; erica.ross@usbank.com

Ladies and Gentlemen:

Reference is made to the Securities Account Control Agreement dated as of March 21, 2025 (the “Agreement”) among ABPCIC Funding VI LLC (the “Debtor”), AB Private Credit Investors LLC, as Collateral Manager, NatWest Markets Plc, as Lead Lender and U.S. Bank Trust Company, National Association, as collateral agent under the Facility Agreement, as secured party (the “Secured Party”) and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”) relating to each of the Securities Accounts as described in the Agreement (the “Pledged Accounts”). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

The undersigned hereby delivers to you this Notice of Exclusive Control pursuant to Section 3 of the Agreement and certifies that a Termination Event under the Facility Agreement has occurred and is continuing. Following your receipt of this Notice of Exclusive Control, you shall comply with only such instructions and entitlement orders relating to the Pledged Accounts as are originated by the undersigned (and not those originated by the Debtor), and with instructions originated by the undersigned directing disposition of funds in the Pledged Accounts (and not those originated by the Debtor) until the rescission of this Notice of Exclusive Control. The undersigned agrees to promptly rescind this Notice of Exclusive Control following the waiver or rescission of such Termination Event under the Facility Agreement.

Very truly yours,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
in its capacity as Collateral Agent under the Facility Agreement, as Secured Party

By
Name:
Title:

ABPCIC Funding VI LLC

Securities Account Control Agreement

Exhibit B

[Date]

U.S. Bank National Association, as Securities Intermediary

214 North Tryon Street, 26th Floor

Charlotte, North Carolina 28202-1078

Attention: Erica C Ross

Email: AB.RMs@usbank.com; erica.ross@usbank.com

Re: Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement among you, ABPCIC Funding VI LLC, as the debtor, AB Private Credit Investors LLC, as collateral manager, NatWest Markets Plc, as lead lender and the undersigned (a copy of which is attached) is terminated and that you have no further obligations to the undersigned pursuant to such agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Securities Account number _____________ from [debtor]. This notice terminates any obligations you may have to the undersigned with respect to such account; however nothing contained in this notice shall alter any obligations that you may otherwise owe to [debtor] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by email to [debtor] at [email].

Very truly yours,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Collateral Agent under the Facility Agreement, as Secured Party

By:
Name:
Title:

SCHEDULE I

List of Accounts

Interest Collections Account:	Account No.: 117842-201

Principal Collections Account:	Account No.: 117842-202

Unfunded Exposure Account:	Account No.: 117842-300

Reinvestment Account:	Account No.: 117842-203